                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Under Rule 14a-12

                               LANTE CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

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     5)  Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)  Amount Previously Paid:

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     2)  Form, Schedule or Registration Statement No.:

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     3)  Filing Party:

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     4)  Date Filed:
                    ------------------------------------------------------------

                                          [LANTE LOGO]

161 North Clark Street, Suite 4900
Chicago, Illinois 60601

                                                                     May 4, 2001

Dear Stockholder:

   On behalf of the Board of Directors, I cordially invite you to attend the 2001 annual meeting of stockholders of Lante Corporation to be held at LaSalle Bank N.A., 43rd Floor, 135 South LaSalle Street, Chicago, Illinois, on May 24, 2001 at 3:00 p.m., Chicago time. The formal notice of the annual meeting appears on the following page.

   The attached notice of annual meeting and proxy statement describe the matters that we expect to be acted upon at the annual meeting. The principal business to be conducted will be to elect directors and to approve the adoption of the Lante Corporation 2001 Stock Incentive Plan.

   Whether or not you plan to attend the annual meeting, it is important that your shares be represented. Regardless of the number of shares you own, please complete, sign and date the enclosed proxy or voting instruction card and promptly return it in the enclosed postage paid envelope or vote over the internet in accordance with the instructions provided. If you sign and return your proxy or voting instruction card without specifying your choices, your shares will be voted in accordance with the recommendations of the Board of Directors contained in the proxy statement.

   We look forward to seeing you on May 24, 2001, and urge you to promptly complete and return your proxy or voting instruction card or vote over the internet. Thank you for your continued support of Lante Corporation.

                                   Sincerely,

                                   /s/ C. Rudy Puryear

                                   C. Rudy Puryear
                                   President and Chief Executive Officer

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 24, 2001

                               ----------------

To the Stockholders of
Lante Corporation:

   The annual meeting of stockholders of Lante Corporation will be held at 3:00 p.m., Chicago time, on May 24, 2001, at LaSalle Bank N.A., 43rd Floor, 135 South LaSalle Street, Chicago, Illinois, for the following purposes:

     (1) To elect three Class I directors to our Board of Directors;

     (2) To approve and adopt the Lante Corporation 2001 Stock Incentive
  Plan; and

     (3) To transact such other business as may properly come before the meeting or any adjournments of the meeting.

   These items of business are more fully described in the accompanying proxy statement.

   The Board of Directors has fixed the close of business on March 30, 2001 as the record date for determining stockholders entitled to notice of, and to vote at, the annual meeting.

                                          By order of the Board of Directors,

                                          /s/ Mark Tebbe

                                          Mark Tebbe
                                          Secretary

Chicago, Illinois
May 4, 2001

   All stockholders are urged to attend the meeting in person or by proxy. Whether or not you expect to be present at the meeting, please promptly mail your proxy or voting instruction card in the enclosed postage paid envelope, or vote over the internet.

                               Lante Corporation
                      161 North Clark Street, Suite 4900
                            Chicago, Illinois 60601
                                (312) 696-5000

                               ----------------

                                PROXY STATEMENT

                               ----------------

   The accompanying proxy is solicited by our Board of Directors for use at the annual meeting of stockholders to be held at 3:00 p.m., Chicago time, May 24, 2001, at LaSalle Bank N.A., 43rd Floor, 135 South LaSalle Street, Chicago, Illinois, and at any adjournments of the annual meeting. This proxy statement and accompanying form of proxy are first being mailed to stockholders on or about May 4, 2001.

                             QUESTIONS AND ANSWERS
               ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Why am I receiving these       These proxy materials relate to our 2001 annual
proxy materials?               meeting of stockholders to be held on May 24,
                               2001 and any adjournment of that meeting. As a stockholder of Lante, you are invited to attend the meeting and are entitled and requested to vote on the proposals described in this proxy statement. We are sending these proxy materials to you because our Board of Directors realizes that many stockholders cannot attend the meeting in person and is therefore soliciting your proxy to vote your shares at the meeting.
                               The information included in this proxy
                               statement relates to the proposals to be voted on at the meeting, the voting process and certain other disclosure required by the federal securities laws. Although it is not part of the proxy materials, we are also enclosing our annual report to stockholders for the year ended December 31, 2000, which contains financial and other information about us.

What proposals are scheduled   . The election of three Class I directors to
to be voted on at the            our Board of Directors; and
meeting?

                               . A proposal to approve and adopt the Lante
                                 Corporation 2001 Stock Incentive Plan.

Who is entitled to vote?       Holders of shares of common stock outstanding
                               on our books at the close of business on March
                               30, 2001, the record date for the meeting, may vote those shares at the meeting. At that time, there were 40,278,154 shares of common stock outstanding. These shares include shares held directly by you as stockholder of record and shares held for you as beneficial owner through a broker, bank or other nominee.

What is the difference         Most of our stockholders hold their shares
between holding shares as a    through a broker, bank or other nominee rather
stockholder of record and as   than directly in their own name. The following
a beneficial owner?            summarizes some differences between shares held
                               of record and those owned beneficially.

                               . Stockholders of record--if your shares are
                                 held directly in your name with our transfer agent, LaSalle Bank N.A., you are considered the stockholder of record of those shares and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to vote in person at the annual meeting or to grant your voting proxy to us as explained in these materials.

                              . Beneficial owner--if your shares are held in a
                                stock brokerage account or by a bank or other nominee (sometimes referred to as being held in "street name"), you are considered the beneficial owner of those shares. Your broker, bank or other nominee is considered the stockholder of record of those shares and is forwarding these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote and are also invited to attend the annual meeting. However, because you are not the stockholder of record, you may not directly vote those shares unless you obtain a signed proxy from the record holder giving you the right to do so. Your broker, bank or other nominee has enclosed or provided a voting instruction card for you to use in directing it how to vote your shares.

How many votes do I have?     On all matters to be voted on at the annual
                              meeting, each holder of shares of common stock may cast one vote for each share of common stock held as of the record date.

How can I vote my shares in   You may vote shares held directly in your name
person at the meeting?        as the stockholder of record in person at the
                              annual meeting. We suggest that you submit a proxy even if you intend to attend the annual meeting so that your vote will be counted if you later decide not to attend the meeting.
                              Shares held in street name may be voted in person by you only if you obtain a signed proxy from the record holder giving you the right to vote those shares.

How can I vote my shares      You may vote your shares without attending the
without attending the         meeting by granting a proxy to us or, for
meeting?                      shares held beneficially in street name, by
                              submitting voting instructions to your broker, bank or other nominee. You will be able to do this by mail or over the internet.

                              . By mail--if you vote by mail, complete, sign
                                and date your enclosed proxy card or, for shares held beneficially in street name, the voting instruction card included by your broker, bank or other nominee and mail it using the enclosed postage paid envelope.

                              . By internet--if you vote over the internet,
                                you will be required to have both: (1) the control number appearing on your proxy or voting instruction card; and (2) your pin number that you will receive by e-mail available to verify your vote. A properly completed internet vote has the same effect as if you marked, signed and returned the proxy card by mail. See the instructions on the proxy or voting instructions card for a detailed description of the internet voting procedures. We believe the granting of proxies by the internet is valid under Delaware corporate law.

Who will count the votes?     A representative of LaSalle Bank, N.A., our
                              transfer agent, will tabulate the votes and act as the inspector of election.

Where can I find the voting   We will announce preliminary voting results at
results of the meeting?       the meeting and publish final results in our
                              quarterly report on Form 10-Q for the quarter ending June 30, 2001.

When should I submit my       If you are not voting your shares in person at
proxy or voting instructions  the meeting, your proxy or voting instructions
to ensure that my vote will   must be received by us or the record holder of
be counted?                   your shares held in street name, as applicable,
                              prior to the annual meeting, which is scheduled for May 24, 2001. If you send in your proxy or voting instructions by mail, please allow a sufficient amount of time for the card to arrive at its destination by May 23, 2001. If you submit a proxy or voting instructions by the internet, please do so by 12:00 p.m., Chicago time, on May 23, 2001 to ensure that your vote will be counted at the annual meeting.

What if I do not indicate my  If you sign your proxy or voting instruction
voting choices?               card without indicating instructions on how to
                              vote your shares, your shares will be voted FOR the election of the director nominees and FOR the proposal to approve and adopt the Lante
                              Corporation 2001 Stock Incentive Plan.

What happens if additional    Other than the two proposals described in this
proposals are presented at    proxy statement, we are not aware of any
the meeting?                  matters that will be presented for
                              consideration at the meeting. If another matter is properly presented, your shares will be voted on the matter in accordance with the judgment of the person or persons voting the proxy.

May I revoke my proxy and     You may revoke your proxy and change your vote
change my vote?               at any time before the voting at the meeting.
                              You can do so in one of the following ways for shares held directly in your name:

                                 1. notify Thad Malik, our Vice President and
                              General Counsel, in writing at Lante
                              Corporation, 161 N. Clark St., Suite 4900,
                              Chicago, IL, 60601 that you are revoking your proxy;

                                 2. submit another proxy with a later date
                              (which can be done by mail or via the
                              internet); or

                                 3. vote in person at the meeting (attendance
                              at the meeting will not by itself revoke your previously granted proxy; an actual vote must be cast at the meeting).

                              For shares you beneficially hold, you may change your vote by submitting new voting instructions to your broker, bank or other nominee.

What does it mean if I        If this happens, it may mean your shares are
receive more than one proxy   registered in different ways or are in more
or voting instruction card?   than one account. Please provide voting
                              instructions for all proxy and voting
                              instruction cards you receive to ensure that all of your shares are voted at the meeting. If you wish to combine you shareholder accounts in the future, please contact your broker or our transfer agent, LaSalle Bank, N.A., at (312)
                              904-2450. Combining accounts reduces excess printing and mailing costs and saves us, and you as a stockholder, money.

What constitutes a quorum at   A quorum is necessary for valid action to be
the meeting?                   taken at the meeting. A majority of the
                               outstanding shares of common stock entitled to vote at the meeting, present in person or by proxy, constitutes a quorum. All shares of common stock issued and outstanding as of the record date are entitled to vote at the meeting. Your shares will be considered part of the quorum if you or, if applicable, the record holder of your shares returns a proxy card, votes by the internet or attends the meeting.
                               If you are a beneficial owner of shares and do not provide your broker, as stockholder of record, with voting instructions and the broker does not have discretionary authority to vote on a particular matter, your shares will constitute broker non-votes with respect to that matter. Abstentions and broker non-votes will be counted as present in determining the presence of a quorum.

What is the required vote to   The vote of a plurality of the shares of common
approve the proposals?         stock voted in person or by proxy is required
                               to elect the nominees for Class I directors.
                               This means the three persons receiving the highest number of "FOR" votes will be elected.
                               You will not be permitted to cumulate your votes in the election of directors.

                               The affirmative vote of a majority of the shares voted in person or by proxy is required to approve the Lante Corporation 2001 Stock Incentive Plan and any other matter properly presented for consideration at the meeting. Abstentions and broker non-votes will have no effect on the vote for directors. We will consider abstentions present and entitled to vote with respect to the Lante Corporation 2001 Stock Incentive Plan and any other matter properly presented for consideration at the meeting, and they will have the same effect as votes "against" the proposals. We will not consider broker non-votes present and entitled to vote with respect to the Lante Corporation 2001 Stock Incentive Plan and any other matter properly presented for consideration at the meeting and, therefore, they will have no effect on voting on these matters.

Who pays the costs of          We will pay all the costs of soliciting
soliciting proxies?            proxies, including preparing, printing and
                               distributing these proxy materials. Please note that if you choose to access the proxy materials and/or vote over the internet, you are responsible for internet access charges you may incur. In addition to distributing proxy materials, proxies may be solicited personally, by telephone, by internet or by other means by our directors, officers and employees. They will not receive additional compensation for these services, other than normal overtime pay, if applicable. Brokerage firms, custodians, nominees, fiduciaries and other intermediaries are being asked to forward the proxy materials to beneficial owners of our common stock and to obtain their authority to give proxies. We will reimburse these intermediaries for their reasonable expenses in doing so.

How and when can I submit a    Our by-laws require that a stockholder furnish
stockholder proposal,          to us written notice concerning the submission
including the nomination of    of a proposal, including the nomination of a
a director, for next year's    person for election as a director, before the
annual meeting?                proposal can be properly brought before an
                               annual meeting of stockholders. For the
                               submission to be proper, the notice must contain certain information required under our by-laws and must be furnished at least 45 days and not more than 75 days before the first anniversary of the date we first mailed proxy materials for the preceding year's annual meeting of stockholders. Because May 4, 2001 is specified as the mailing date of this proxy statement, in order for a stockholder proposal, including a director nomination, to be brought up at next year's annual meeting, it must be received by our corporate secretary at our headquarters between February 18, 2002 and March 20, 2002.

                               In addition, if you wish to have a stockholder proposal, including the nomination of a person for election as a director, included in our proxy materials for our 2002 annual meeting of stockholders, the proposal must be received by our corporate secretary at our headquarters by January 4, 2002. The proposal must be in writing, signed and in compliance with the proxy rules of the Securities and Exchange Commission.

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

   Our Board of Directors currently consists of nine directors, classified into three groups of three directors. At the annual meeting, the three directors of Class I will be re-elected for a term of three years expiring at our 2004 annual meeting of stockholders. All three of the Class I nominees are presently serving as our Class I directors. See "Nominees" below.

   Six of our directors have terms that do not expire in 2001. Those individuals will continue to serve after the annual meeting until such time as their respective terms of office expire and their successors are duly elected and qualified, unless they die, resign or are removed from office prior to that time. See "Other Directors" below.

   If at the time of the annual meeting, any nominee is unable or declines to serve, the persons named in the proxy will vote for such substitute nominee as the Board of Directors recommends, or vote to allow the vacancy to remain open until filled by the Board of Directors, as the Board of Directors recommends. The Board of Directors has no reason to believe that any nominee will be unable or decline to serve as a director if elected.

                                   NOMINEES

   The nominees for the office of director are:

      Name                   Age           Position With Company
      ----                   ---           ---------------------
      Paul Carbery (1)       39            Director

      John Kraft (2)         59            Director

      John Oltman (3)        55            Vice Chairman of the Board of Directors

--------
(1) Member of the audit committee.
(2) Member of the compensation committee.
(3) Member of the executive committee.

   Paul Carbery has been a director since June 1999. Mr. Carbery has been a general partner of Frontenac Company, a Chicago-based private equity investing firm, since 1993. He is also a director of Allegiance Telecom, Inc., a provider of voice, data and internet services.

   John Kraft has been a director since July 1998. Since 1993, Mr. Kraft has been active in consulting and assisting many startup companies including Modem Media, a provider of interactive marketing and communications, Two Way Communications, a provider of interactive marketing and media services, T-Zero Inc., a producer of software that delivers and manages images to digital point-of-sales displays, and BioSafe Medical

Technologies, a developer of innovative technologies to exploit small blood samples for analysis. Prior to 1993, Mr. Kraft was employed for over twenty years at Leo Burnett, a leader in the advertising industry, most recently as vice chairman.

   John R. Oltman has served on our Board of Directors since 1998, and has served as Vice-Chairman of the Board of Directors since 1998. Mr. Oltman has been President of JRO Consulting, Inc. since 1995, in which role he serves as director, advisor and investor in leading technology companies and investment firms. Mr. Oltman also currently serves as the Chairman of Evolve Software, Inc. and XOR, Inc. Mr. Oltman also serves as a director for Exult, Inc., Alysis Technologies, Inc., and Premier Systems Integrators, Inc. From February 1996 through August 1997, Mr. Oltman served as Chairman and senior member of the Executive Committee of TSW International, a global leader in asset care software and services. From July 1991 to November 1995, Mr. Oltman served as the Chairman and CEO of SHL Systemhouse, a large provider of client/server systems integration and technology outsourcing. Before joining SHL Systemhouse, Mr. Oltman was worldwide managing partner for Andersen Counsulting's system integration and outsourcing business. Mr. Oltman holds a B.S. degree from the University of Illinois and a M.B.A. degree from Northwestern University's Kellogg School of Management.

   The Board of Directors recommends that stockholders vote FOR all of the nominees for election as Class I directors.

                                OTHER DIRECTORS

   The following persons will continue to serve as our directors after the annual meeting.

                                                                 Served as     Term
Name       Age               Position with Lante               Director Since Expires
----       ---               -------------------               -------------- -------
Mark
 Tebbe
 (1)       39  Chairman of the Board of Directors                   1984       2003

James
 Cowie
 (1)(3)    46  Director                                             1999       2003

John
 Landry
 (2)       53  Director                                             1999       2003

Judith
 Hamilton
 (3)       56  Director                                             1999       2002

C. Rudy
 Puryear
 (1)       49  President, Chief Executive Officer and Director      1999       2002

Paul
 Yovovich
 (2)       47  Director                                             1999       2002

--------
(1) Member of the executive committee.
(2) Member of the audit committee.
(3) Member of the compensation committee.

   Mark Tebbe, a founder of Lante, served as our president and chief executive officer from inception until June 1999. Since June 1999, Mr. Tebbe has been the chairman of our board of directors. Mr. Tebbe also serves as a director of several technology-based and not-for-profit corporations.

   James Cowie has been a director since June 1999. Mr. Cowie has been a general partner of Frontenac Company, a Chicago-based private equity investing firm, since 1989. He is also a director of 3Com Corporation, a provider of information networking systems.

   John Landry has been a director since October 1999. Since 1995, Mr. Landry has served as vice president of technology strategy for IBM. Mr. Landry also served as chairman of AnyDay.com, an internet calendar and personal information management company, from February 1999 through June 2000. From March 1996 to January 1999, he also served as chairman of Narrative Communications, an internet based media advertising and direct marketing company. From December 1990 to June 1995, Mr. Landry served as the senior vice president of development and chief technology officer for Lotus Development Corporation, a provider of software products and services. He also serves as a director of GIGA Information Group, a technology market research firm, MCK Communications, Inc., a voice-over-internet protocol telecommunications company, and Interliant, Inc., an applications service provider, as well as several other private companies.

   Judith Hamilton has been a director since March 1999. She has been president and chief executive officer at Classroom Connect, a leader in internet-based curriculum and professional development for kindergarten through high school education, since January 1999. From April 1996 to July 1998, she served as president and chief executive officer of First Floor, Inc., an internet information management company. From July 1992 to December 1995, she was president and chief executive officer of Dataquest, Inc., an information technology research company. Ms. Hamilton also serves as a director of R.R. Donnelley & Sons Company, Software.com, Inc., an internet messaging solutions provider, Evolve, Inc., a software provider, and Classroom Connect.

   C. Rudy Puryear has served as our president and chief executive officer since June 1999. Mr. Puryear was Andersen Consulting's global managing partner for e-commerce from September 1997 to June 1999. Mr. Puryear served as Andersen Consulting's managing partner for information technology strategy from March 1991 to September 1997. Prior to his tenure at Andersen Consulting, Mr. Puryear was managing director for Nolan, Norton & Co., an information technology strategy-consulting firm.

   Paul Yovovich has been a director since July 1998. He currently serves as director for several companies, including 3Com Corporation, APAC Customer Services, Inc., a customer relationship marketing firm, Focal Communications Corporation, a telecommunications provider, and American Media Operations, Inc., a publisher of periodicals. From 1993 to 1996, he was president of Advance Ross Corporation, an international transaction services company. Prior to 1993, he served in a variety of executive positions with Centel Corporation.

                ABOUT THE BOARD OF DIRECTORS AND ITS COMMITTEES

   Director Compensation--No compensation is provided to our employees for serving as a director. Directors who are not our employees do not receive a cash fee for serving as a director, but are reimbursed for reasonable expenses incurred in connection with attendance at Board and committee meetings. During 2000, we did not grant any options to purchase our common stock to any of our directors.

   Meetings--During the year ended December 31, 2000, the Board of Directors held 15 meetings. During 2000, each of our current directors participated in at least 75% of all of the Board meetings and meetings of the committees on which he or she served.

   Committees of the Board of Directors--The Board of Directors has three standing committees: executive, audit and compensation, as described below. Our Board does not have a standing nominating committee. The following table shows the current membership of each standing committee.

                                                                     Compensation
      Director           Executive Committee     Audit Committee      Committee
      --------           -------------------     ---------------     ------------
      Mark Tebbe                  X
                              Chairman
      C. Rudy Puryear             X
      Paul Carbery                                      X
      John Kraft                                                          X
                                                                       Chairman
      James Cowie                 X                                       X
      John Landry                                       X
      Judith Hamilton                                                     X
      Paul Yovovich                                     X
                                                    Chairman
      John Oltman                 X

Executive Committee

   Our executive committee has the power to manage our business and affairs as the Board of Directors may delegate or assign to it. Subject to certain legal limitations, these powers may include evaluating and negotiating acquisitions and strategic alliances. The executive committee held eight meetings in 2000.

Audit Committee

   The audit committee: (1) recommends the independent public accountants to the Board of Directors for engagement; (2) reviews the plan, scope and results of the accountants' annual audit; (3) reviews our internal controls, functions and financial management policies with the accountants; (4) reviews several of our internal corporate policies; (5) reviews financial information prior to public disclosure or filing with the Securities and Exchange Commission; and
(6) reports to the Board of Directors regarding all of the foregoing. The Audit Committee held six meetings in 2000. See "Report of the Audit Committee of the Board of Directors" for a description of the functions performed by the Audit Committee in 2000.

Compensation Committee

   The compensation committee: (1) establishes guidelines and standards relating to the determination of executive and key employee compensation; (2) reviews our executive compensation policies and recommends to the Board of Directors compensation for our executive officers and key employees; and (3) administers the Lante Corporation Amended and Restated 1998 Stock Option Plan and the 2000 Stock Purchase Plan and will administer the Lante Corporation 2001 Stock Incentive Plan, determining the terms of awards granted pursuant to these plans. The compensation committee held five meetings in 2000. See "Report of the Compensation Committee of the Board of Directors" for a description of the functions performed by the compensation committee in 2000.

                              EXECUTIVE OFFICERS

   The table below identifies our executive officers who are not identified in the table entitled "--Other Directors."

      Name                      Age                            Position
      ----                      ---                            --------
      William Davis             33                Chief Financial Officer

      Rick Gray                 44                Vice President--Marketing

      John Harne                44                Chief Creative Officer

      Thaddeus Malik            34                Vice President and General Counsel

      Marla Mellies             41                Vice President--Human Resources

      Marvin Richardson         38                Chief Technology Officer

      Glenn B. Yeffeth          39                Chief Strategy Officer

   William Davis became our chief financial officer in March 2001. From November 1999 to March 2001, he was our controller. From September 1991 to November 1999, Mr. Davis was with PricewaterhouseCoopers LLP, most recently as a senior manager in their technology practice.

   Rick Gray has been our vice president of marketing and communications since November 1998. From May 1996 to November 1998, he was the worldwide director of public relations at A.T. Kearney, a subsidiary of EDS that is an international management consultancy and executive search firm. From June 1993 to May 1996, Mr. Gray served as director of corporate marketing and communications for SHL Systemhouse, Inc., a client-server outsourcing and systems integration firm. Prior to June 1993, he served as director of public and investor relations for Technology Solutions Company, and as vice president, group director and head of the Midwest Advanced Technology Practice for Hill and Knowlton, Inc.

   John Harne has been our chief creative officer since February 2000. From January 1997 to February 2000, he was vice president of creative services and co-chief creative officer at IXL, Inc., a subsidiary of IXL Enterprises, Inc., an internet services company. From 1994 to 1996, Mr. Harne served as studio manager and creative director of intermedia at Design EFX, a subsidiary of Crawford Communications, Inc., an interactive and video production company. From 1993 to 1994, he was a principal of Hummingbird Studio, Inc., a design studio specializing in visual interface design.

   Thaddeus Malik has been our vice president and general counsel since April 2000. From June 1997 to December 1999, he was senior counsel at Ameritech Corporation responsible for advising the executive leadership team on corporate, securities and transactional matters. From September 1991 to June 1997, he was with Gardner, Carton & Douglas where his practice focused on securities, mergers and acquisitions, finance and venture capital transactions.

   Marla Mellies has been our vice president of human resources since June 1998. From June 1995 to June 1998, Ms. Mellies was vice president of human resources for client access products at 3Com Corporation/U.S. Robotics, a provider of information networking systems. From 1992 to May 1995, Ms. Mellies served as human resources director for the International Business Group of Caremark, Inc.

   Marvin Richardson has been our chief technology officer since October 1999. From April 1999 to October 1999, he was vice president and chief technology officer for EDS E. Solutions. From July 1996 to April 1999, he was vice president and chief technology officer for MCI Systemhouse, Inc., a network services company. From 1993 to 1995, he was chief architect at SHL Systemhouse, a company involved in client-server consulting and systems integration.

   Glenn Yeffeth has been our chief strategy officer since December 2000. From April 1999 to December 2000, he was a partner at Diamond Technology Partners, now DiamondCluster International, an internet consulting firm, where he developed internet strategies for Global 2000 companies. From 1997 to 1999, he was the Managing Director, Europe at CSC Index (the strategy consulting arm of Computer Sciences Corporation). From 1995 to 1996, Mr. Yeffeth launched and managed CSC Index's Dallas office. He began his career with Nolan, Norton & Co. (a unit of KPMG).

   The Board of Directors elects executive officers annually and the executive officers, subject to the terms of their employment agreements, serve at the discretion of the Board of Directors. All of our executive officers have employment agreements with the Company. See "Executive Compensation-- Employment Agreements" for a description of the employment agreements with our chief executive officer and our four other most highly compensated executive officers.

   No executive officer or director is related to any other executive officer or director.

       ADDITIONAL INFORMATION ABOUT OUR DIRECTORS AND EXECUTIVE OFFICERS

   Section 16(a) Beneficial Ownership Reporting Compliance--Section 16 of the Securities Exchange Act of 1934 requires our officers (as defined under Section 16) and directors and persons who beneficially own greater than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on our review of the forms we have received and on written representations from reporting persons that no such forms were required for them, we believe that all Section 16 filing requirements applicable to our officers, directors and 10% beneficial owners were complied with by these persons during 2000, except that William Davis, our chief financial officer, filed a late report on Form 3 and, with respect to a purchase of shares in our initial public offering, a late report on Form 4.

                     REPORT OF THE COMPENSATION COMMITTEE
                           OF THE BOARD OF DIRECTORS

   Our compensation committee consists of Messrs. Kraft and Cowie and Ms. Hamilton, all of whom are non-employee directors. Our committee establishes Lante's general compensation policies, and also determines the performance goals and compensation levels for Lante's senior executive officers. The committee also administers the Amended and Restated 1998 Stock Option Plan and the 2000 Stock Purchase Plan and will administer the 2001 Stock Incentive Plan.

   In determining the levels and components of executive compensation, our committee strives to attract, motivate and retain talented and dedicated executive officers by providing them with appropriate cash and equity incentives. To insure that Lante's compensation program is competitive, we periodically confer with independent consultants and review compensation information from other companies in our industry, as well as other companies with whom we compete in hiring employees. The compensation paid to Lante's executive officers is generally composed of a base salary and an annual bonus, as well as stock option grants. We believe that this combination of cash and equity compensation provides an appropriate incentive for executives to achieve long term value for our stockholders.

Base Salaries

   We strive to pay base salaries at the median of the salaries paid by the benchmark companies described above. In determining the base salaries of the executive officers in 2000, we also considered the performance of each executive, the nature of their responsibilities and Lante's general compensation practices. While various executives have signed employment agreements that entitle them to certain base salary levels, we believe that the 2000 salaries reflected this information. Pursuant to the terms of his employment agreement, Mr. Puryear was paid a salary of $511,218 for 2000.

Annual Bonus

   Other than those executives entitled to bonuses pursuant to their employment agreements, annual bonuses for our executive officers are awarded based upon pre-determined individual and company wide performance criteria, as well as key contributions to Lante's strategic development. While individuals may receive an additional bonus for exceeding their performance criteria, none of the executives earned any such awards in 2000 based on results versus targets. Pursuant to the terms of his employment agreement, Mr. Puryear received a bonus of $250,000 for 2000. The annual incentive awards for the other executives were determined and paid either quarterly or in early 2001, and the amounts are listed in the Summary Compensation Table appearing later in this section.

Stock Options

   We view stock options as an important part of an executive's overall compensation package. We believe that options encourage retention of experienced individuals and create an appropriate incentive to maximize stockholder value. We generally make option grants on the date of hire and then twice per year, at a price equal to the fair market value of the common stock at the time of the grant. In general, each option becomes exercisable in stages beginning one year after its grant date (25%), then in 36 equal monthly installments thereafter. In making stock option grants to executives, we consider a number of factors, including individual performance and responsibilities, Lante's performance during the previous calendar year, achievement of specific goals, and the number and exercise prices of stock options already held by each individual.

Internal Revenue Code Limits on Deductibility of Compensation

   Federal income tax law prohibits us from deducting certain compensation paid to our executives that exceeds $1 million during the tax year. However, if compensation is based on the achievement of performance goals that we as the committee set pursuant to plans approved by our stockholders, the compensation is not included in the computation of the limit. Although we may award non-deductible compensation in circumstances where we deem it appropriate, we generally intend for all compensation paid to our executive officers to be tax deductible to Lante pursuant to the Internal Revenue Code.

                        COMPENSATION COMMITTEE MEMBERS
                             John Kraft, Chairman
                                Judith Hamilton
                                  James Cowie
                       Paul Carbery (through July 2000)

                            EXECUTIVE COMPENSATION

   Compensation Paid and Awarded in 2000 and 1999. The following table provides information concerning all compensation paid and awarded to our chief executive officer and our four other most highly compensated (based upon combined salary and bonus) executive officers whose total salary and bonus exceeded $100,000 during 2000 (collectively, the "Named Officers") for services rendered in all capacities to us for the years ended December 31, 2000 and 1999.

                          Summary Compensation Table

                                                                    Long-Term
                                                                   Compensation
                                       Annual Compensation            Awards
                                ---------------------------------- ------------
                                                                    Securities
Name and Principal                                  Other Annual    Underlying
Position                   Year Salary($) Bonus($) Compensation($) Options (#)
------------------         ---- --------- -------- --------------- ------------
Mark Tebbe                 2000  368,077  108,000           --           --
 Chairman of the Board of
  Directors                1999  360,000  216,000           --           --
C. Rudy Puryear            2000  511,218  250,000        61,805(1)       --
 President and Chief
  Executive Officer        1999  251,894  125,000     2,149,513(2)       --
Brian Henry (3)            2000  255,609   70,000           --        20,000
 Executive Vice President
  and Chief Financial
  Officer                  1999   21,780      --            --       700,000
Rick Gray                  2000  224,102   41,000           --        25,000
 Vice President--Marketing 1999  200,000   52,500           --           --
Marvin Richardson          2000  209,295   62,691           --        15,000
 Chief Technology Officer  1999   13,636      --            --       200,000

--------
(1) Represents the amount paid for life and long-term disability insurance.
(2) Includes $2,148,000 attributable to the difference between the fair value of our common stock and the price paid by Mr. Puryear for 2.4 million shares of our common stock.
(3) Mr. Henry resigned as our Executive Vice President and Chief Financial Officer in March 2001.

   Option Grants in 2000--The following table provides information related to option grants to our Named Officers in 2000. We did not grant stock appreciation rights to the Named Officers during 2000.

                       Option Grants in Last Fiscal Year

                                                                                    Potential
                                                                                    realizable
                                                                                      value
                                                                                    at assumed
                                                                                   annual rates
                                                                                  of stock price
                                                                                   appreciation
                                                                                    for option
                                            Individual Grants                        term (1)
                         -------------------------------------------------------- --------------
                                              Percent of
                                             total options
                              Number of       granted to   Exercise or
                          shares underlying  employees in  base price  Expiration
Name                     options granted (#)  fiscal year    ($/Sh)       Date    5% ($) 10% ($)
----                     ------------------- ------------- ----------- ---------- ------ -------
Mark Tebbe..............          --               --           --          --       --     --
C. Rudy Puryear.........          --               --           --          --       --     --
Brian Henry (2).........       20,000              *          10.31     8/11/09   10,312 20,606
Rick Gray...............       25,000              *          10.31     8/11/09   12,890 25,783
Marvin Richardson.......       15,000              *          10.31     8/11/09    7,734 15,470

--------
   *Less than 1%
(1) Potential realizable value is presented net of the option exercise price, but before any federal or state income taxes associated with exercise, and is calculated assuming that the fair market value on the date of the grant appreciates at the indicated annual rates, compounded annually, for the term of the option. The 5% and 10% assumed rates of appreciation are mandated by the rules of the SEC and do not represent our estimate or projection of future increases in the price of our common stock. Actual gains will be dependent on the future performance of our common stock and the option holder's continued employment throughout the vesting period. The amounts reflected in the table may not be achieved.
(2) Mr. Henry resigned as our Executive Vice President and Chief Financial Officer in March 2001.

   Aggregated Option Exercises in 2000 and Year-End 2000 Option Values--The following table provides information regarding each of the Named Officer's unexercised options at December 31, 2000. None of the Named Officers exercised options in 2000. There were no stock appreciation rights exercised in, or outstanding as of the end of, 2000.

                         Fiscal Year-End Option Values

                                     Number of           Value of Unexercised
                               Securities Underlying     In-The-Money Options
                                Unexercised Options     at Fiscal Year End ($)
                              at Fiscal Year End (#)              (1)
                             ------------------------- -------------------------
Name                         Exercisable Unexercisable Exercisable Unexercisable
----                         ----------- ------------- ----------- -------------
Mark Tebbe..................       --           --           --           --
C. Rudy Puryear.............       --           --           --           --
Brian Henry (2).............   204,167      515,833          --           --
Rick Gray...................    81,250      168,750      105,219      186,156
Marvin Richardson...........    58,333      156,667          --           --

--------
(1) The value per option is calculated by subtracting the exercise price per option from the $1.5625 closing price of the common stock on the Nasdaq National Market on December 29, 2000.
(2) Mr. Henry resigned as our Executive Vice President and Chief Financial Officer in March 2001.

   Employment Agreements--We have entered into employment agreements with all of our Named Officers, as described below.

   Mark Tebbe. Our employment agreement with Mark Tebbe, the chairman of our board, provides for a minimum annual base salary of $360,000 and an annual bonus based upon his performance. The employment agreement may be terminated by either Mr. Tebbe or us, provided that the Board of Directors may elect, other than in the case of termination by us for cause, to pay a severance amount to Mr. Tebbe in the amount of $360,000 plus his most recent annual bonus. If the Board elects to pay severance, this agreement imposes upon Mr. Tebbe noncompetition and nonsolicitation restrictions for two years after either voluntary or involuntary termination of his employment.

   C. Rudy Puryear. We have entered into an employment agreement with Rudy Puryear, our president and chief executive officer, that provides for a minimum annual base salary of $500,000. Pursuant to his employment agreement, Mr. Puryear received a guaranteed bonus of $250,000 for 2000 and is to receive a guaranteed bonus of $125,000 for 2001. Mr. Puryear may also receive an annual bonus in an amount and pursuant to conditions determined by the Board of Directors. Following either voluntary or involuntary termination of his employment, this agreement imposes on Mr. Puryear nonsolicitation restrictions for two years and noncompetition restrictions for six months.

   In connection with his employment agreement, Mr. Puryear purchased 2.4 million restricted shares of common stock for $1.345 per share which vest in equal installments over 48 months. In connection with this purchase, we loaned Mr. Puryear $3.2 million. As of December 31, 2000, $3,488,015 of principal and accrued interest on the loan was outstanding. All principal and accrued interest on this loan are due on February 14, 2003. In addition, we made a second loan to Mr. Puryear for his personal use in the amount of $2.5 million. As of

December 31, 2000, $2,701,375 of principal and accrued interest on the loan was outstanding. Subject to certain restrictions, principal and accrued interest on this loan are due upon the earlier of June 30, 2003 or six months from the termination of Mr. Puryear's employment. However, if Mr. Puryear is still employed by the company on June 30, 2003, (1) and if a valuation target of $16.67 per share for Mr. Puryear's stock has not been reached or if a liquidity event has not occurred, then maturity of the loan will be postponed until the liquidity event can occur, and (2) if the aforementioned valuation target has not been achieved as of that date, then the loan will be forgiven prospectively at the rate of $100,000 per month.

   Mr. Puryear is also entitled to a one-time bonus pursuant to his employment agreement, payable upon the earliest of (1) six months from the date of termination of employment, (2) June 30, 2003 or (3) the date the accrued interest on the $2.5 million loan is paid in full. On that date, Mr. Puryear is entitled to a bonus equal to $20,833 times the number of full months of his employment from June 16, 1999 until the accrued interest is paid.

   If Mr. Puryear's employment is terminated by us without cause, he is entitled to severance pay equal to one year's base salary plus the current year's target bonus, 18 months' acceleration on the vesting of the 2.4 million shares he purchased from us, one year of paid insurance, and forgiveness of a portion of the $2.5 million loan in an amount equal to $83,333 for each full month of Mr. Puryear's employment with us. Mr. Puryear is also entitled to these severance payments if he terminates his employment for "good reason" pursuant to his employment agreement.

   Upon any termination of Mr. Puryear's employment, we have the right to repurchase from Mr. Puryear any of the unvested 2.4 million shares he purchased from us, for an amount equal to the original per share purchase price. All of the shares Mr. Puryear purchased from us become vested on a change in control. Pursuant to registration rights granted to Mr. Puryear, we have filed a Form S-8 registration statement, including a resale prospectus, to allow Mr. Puryear and certain members of his family to resell his shares at the same time and in the same amount as would be available under Rule 144 of the Securities Act had Mr. Puryear not acquired his shares pursuant to a secured loan.

   Brian Henry. We entered into an employment agreement with Brian Henry, our former executive vice president and chief financial officer, that provided for a minimum annual base salary of $250,000 and an annual bonus, with a target bonus of $100,000. This employment agreement imposes upon Mr. Henry nonsolicitation restrictions for two years after termination of his employment.

   In connection with his employment agreement, Mr. Henry purchased 300,000 shares of our common stock for $2.245 per share. Mr. Henry also received an option to purchase 700,000 shares of our common stock at an exercise price of $2.245 per share. Mr. Henry resigned in March 2001, at which time he was entitled to purchase 247,917 shares pursuant to this option. The option to purchase these shares will terminate if not exercised prior to June 28, 2001.

   We have entered into employment agreements with Rick Gray, our vice president-marketing, and Marvin Richardson, our chief technology officer. Pursuant to these employment agreements, Messrs. Gray and Richardson have assigned to us certain of their rights to inventions that are created during the course of their work for us. In addition, both individuals are subject to nonsolicitation restrictions for the two year period following their termination of employment, as well as confidentiality obligations. Pursuant to a separate option agreement, Mr. Gray is also entitled to accelerated option vesting if we experience a change in control.

                               PERFORMANCE GRAPH

   The following graph shows a comparison of cumulative total returns for us, the Nasdaq Stock Market (U.S.) Composite Index and the JP Morgan H&Q Internet 100 Index during the period commencing on February 11, 2000, the date our common stock began trading, and ending on December 31, 2000. The comparison assumes $100 was invested on February 11, 2000 in our common stock, the Nasdaq Market Composite Index and the JP Morgan H&Q Internet 100 Index and assumes the reinvestment of any dividends. The performance graph begins with the closing price of our common stock on February 11, 2000, which was $54.9375.

[LINE GRAPH]

                                                                2/11/00 12/31/00
--------------------------------------------------------------------------------
  Lante Corporation............................................ $100.00  $ 2.84
--------------------------------------------------------------------------------
  Nasdaq Stock Market--U.S. Index..............................  100.00   62.49
--------------------------------------------------------------------------------
  JP Morgan H&Q Internet 100...................................  100.00   41.04


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   In 1999, our Board of Directors authorized a contribution to the Lante Foundation of 335,976 shares of our common stock. We recorded a charge of $3,359,760 in 1999 for this contribution. This contribution was completed in March 2000.

          SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

   The following table sets forth, as of March 31, 2001, certain information with respect to the beneficial ownership of our common stock by (1) each of our directors, (2) each of the Named Officers, (3) each person known by us to own beneficially more than 5% of the outstanding shares of common stock, and
(4) all of our executive officers and directors as a group. Beneficial ownership of shares is determined in accordance with Securities and Exchange Commission rules. Under these rules, beneficial ownership includes any shares which the person can vote or transfer/sell, as well as any shares that the individual has the right to acquire on or before May 30, 2001 (60 days after March 31, 2001) through the exercise of options or other rights. Unless otherwise indicated, each person has sole investment and voting power with respect to the shares disclosed below, and the address of each beneficial owner of more than 5% of our common stock is c/o Lante Corporation, 161 North Clark Street, Suite 4900, Chicago, Illinois 60601.

                                                                   Number of Options
                                                                      Included in
                                                                   Number of Shares
                          Number of Shares    Percent of Shares      Beneficially
    Name and Address     Beneficially Owned Beneficially Owned (%)       Owned
    ----------------     ------------------ ---------------------- -----------------
Directors and Named
 Officers:
Mark Tebbe(1)...........     13,020,500              32.3                   --

C. Rudy Puryear(2)......      2,365,500               5.9                   --

Paul Carbery(3).........      5,391,532              13.4                   --

James Cowie(3)..........      5,391,532              13.4                   --

Judith Hamilton.........        257,078                 *                49,583

John Landry.............        730,566               1.8                   --

John Kraft(4)...........        690,756               1.7                68,750

John Oltman(5)..........      1,001,805               2.5                39,167

Paul Yovovich...........        728,130               1.8                71,250

Brian Henry(6)..........        558,333               1.4               233,333

Marvin Richardson.......        102,770                 *                81,943

Rick Gray...............        197,500                 *               112,500

Five percent
 stockholders:
Frontenac Company VII
 LLC(7).................      5,391,532              13.4                   --

John Meyer(8)...........      2,938,614               7.3               102,875

Dell USA L.P.(9)........      3,414,428               8.5                   --

Michael Dell(10)........      3,924,428               9.7                   --

All executive officers
 and directors as a
 group:
(17 people) (11)........     25,349,280              62.9               878,399

--------
* Less than 1%.
(1) Does not include 335,976 shares of common stock held by the Lante Foundation, a non-profit organization, of which Mr. Tebbe is the vice president and a director. In such capacity, Mr. Tebbe shares voting and investment power with respect to these 335,976 shares. Mr. Tebbe disclaims beneficial ownership of these 335,976 shares. Does not include 2,375,000 shares held by trusts for the benefit of family members of Mr. Tebbe. See Note (8).
(2) Does not include 80,000 shares in the aggregate held in trusts of which family members of Mr. Puryear are the beneficiaries. Mr. Puryear disclaims beneficial ownership of these 80,000 shares.

(3) Represents 5,134,456 shares held by Frontenac VII Limited Partnership and 257,076 shares held by Frontenac Masters VII Limited Partnership. Mr. Cowie and Mr. Carbery are each a member of Frontenac Company VII LLC, which is the sole general partner of Frontenac VII Limited Partnership and Frontenac Masters VII Limited Partnership. As a result, Mr. Cowie and Mr. Carbery may each be deemed to have beneficial ownership of the shares held by Frontenac VII Limited Partnership and Frontenac Masters VII Limited Partnership. Mr. Cowie and Mr. Carbery each disclaim beneficial ownership of these shares, except to the extent of their pecuniary interests. Based upon a Schedule 13G filed February 5, 2001, there are six members of Frontenac Company VII LLC in addition to Messrs. Cowie and Carbery.
(4) Includes 318,006 shares held by Kraft Enterprises Ltd., an entity directly controlled by Mr. Kraft.
(5) Represents 933,134 shares held by JRO Consulting, Inc., a corporation controlled by Mr. Oltman, and 29,504 shares held by the John R. Oltman Charitable Foundation.
(6) Includes 300,000 shares held by BRH Wynstone Limited Partnership, an entity of which Mr. Henry is a general partner. Mr. Henry resigned his position as our executive vice president and chief financial officer in March 2001.
(7) Includes 5,134,456 shares held by Frontenac VII Limited Partnership and 257,076 shares held by Frontenac Masters VII Limited Partnership. Frontenac Company VII LLC is the sole general partner of both limited partnerships. Based upon a Schedule 13G filed February 5, 2001, there are eight individuals that are members of Frontenac Company VII LLC. The address of Frontenac Company VII LLC is 135 South LaSalle Street, Suite 3800 Chicago, Illinois 60603.
(8) Includes 460,739 shares held by a family limited partnership, of which Mr. Meyer is a general partner and 2,375,000 shares held by trusts for the benefit of family members of Mark Tebbe, of which Mr. Meyer serves as trustee. In such capacity, Mr. Meyer has sole voting and investment power with respect to the shares held by these trusts. Mr. Meyer disclaims beneficial ownership of the 2,375,000 shares held by the trusts for family members of Mr. Tebbe.
(9) Based upon a Schedule 13G filed on behalf of Dell USA L.P. and Dell Computer Corporation on February 14, 2001. Does not include 510,000 shares held by Michael Dell, individually. Dell USA L.P. does not have any ownership interest in, or voting or investment power with respect to, shares owned by Michael Dell. The address of Dell USA L.P. is One Dell Way, Round Rock, Texas 78682.
(10) Based upon a Schedule 13G filed by Michael Dell on February 14, 2001, this includes 510,000 shares held by Michael Dell individually, and 3,414,428 shares held by Dell USA L.P., a wholly-owned subsidiary of Dell Computer Corporation. Mr. Dell is the chairman, chief executive officer and a principal stockholder of Dell Computer Corporation. Mr. Dell disclaims beneficial ownership of the shares held by Dell USA L.P. The business address of Mr. Dell is Dell Computer Corporation, One Dell Way, Round Rock, Texas 78682.
(11) Includes all of our directors and executive officers.

                                  PROPOSAL 2

                         APPROVAL AND ADOPTION OF THE
                  2001 LANTE CORPORATION STOCK INCENTIVE PLAN

   Our stockholders are being asked to approve and adopt our 2001 Stock Incentive Plan. The following discussion of our 2001 Stock Incentive Plan is qualified in its entirety by reference to the full text of the plan which is set forth in Appendix A.

General

   Our 1998 Amended and Restated Stock Option Plan has 15,000,000 shares reserved for grant. As of March 31, 2001, options to purchase approximately 7,860,779 shares were outstanding. The 2001 Stock Incentive Plan is designed to promote the Company's overall financial objectives by attracting, motivating and retaining employees, outside directors and other persons who are instrumental to the Company's long-term growth by allowing these individuals to acquire an equity interest in Lante. The 2001 Stock Incentive Plan permits the issuance of up to an additional 8,000,000 shares of our common stock. Additionally, on January 1st of each year commencing on January 1, 2002, the 2001 Stock Incentive Plan provides for an annual increase in the maximum number of shares of common stock available for grant under the plan by the lesser of (i) 8% of the total number of shares of common stock outstanding as of December 31st of the prior year, or (ii) 4,000,000 shares.

   The Board of Directors believes that the 2001 Stock Incentive Plan is appropriate to attract and retain well-qualified persons for service as officers, employees, advisors and consultants and to align the interests of those individuals with the interests of our stockholders. The Board of Directors approved the 2001 Stock Incentive Plan on March 19, 2001 and recommends that our stockholders approve and adopt it.

Terms of the Stock Incentive Plan

   The 2001 Stock Incentive Plan is administered by the compensation committee of the Board of Directors. The 2001 Stock Incentive Plan provides the compensation committee with broad discretion to fashion the terms of grants of awards under the plan as the committee deems appropriate. Directors, officers, employees, independent contractors, advisors and consultants who are in a position to make contributions to our growth and success are eligible for selection by the compensation committee as participants in the 2001 Stock Incentive Plan. Under this plan, the compensation committee may grant nonqualified options, incentive stock options, stock appreciation rights and stock awards.

   The exercise price for options granted under the 2001 Stock Incentive Plan will be established by the compensation committee. If an option is intended to qualify as an incentive stock option (ISO), the exercise price per share will not be less than the fair market value per share on the date such option is granted. If an option is intended to qualify as an ISO which is to be granted to a participant who is a 10% stockholder of Lante, then the exercise price per share cannot be less than 110% of the fair market value per share of our common stock on the grant date. The option exercise price will be payable by the participant (i) in cash, (ii) by surrendering shares of common stock that the participant has owned for at least six months having a total fair market value equal to the exercise price, (iii) by certifying ownership of shares of common stock for later delivery to us, or (iv) by any combination of the foregoing.

   Options are exercisable during the period specified in each option agreement and will generally be exercisable in installments pursuant to a vesting schedule to be designated by the compensation committee. No option will remain exercisable later than ten years after the grant date (or five years from the grant date in the case of an ISO granted to 10% stockholders of Lante).

   Stock appreciation rights may be granted either alone or with a stock option. Stock appreciation rights granted with a non-qualified stock option may be granted either at or after the time of grant of such stock option. Stock appreciation rights granted with an ISO may only be granted at the time of grant of such stock option. A stock appreciation right terminates as determined by the committee, or, if granted with a stock option, upon the termination or exercise of the related stock option.

   Stock awards may be directly issued subject to the terms that the committee shall determine. A stock award may be issued for any consideration that the Committee deems appropriate, including, without limitation: (1) cash or cash equivalents; (2) past services; or (3) future services. A stock award may be subject to restrictions on transfer and/or forfeiture provisions.

   Except as provided in any option agreement or authorized by the compensation committee, awards generally may not be assigned or transferred except by will or the laws of inheritance following the participant's death or pursuant to a qualified domestic relations order. After the termination of a participant's service to us, the participant will generally have a limited period of time in which to exercise awards which had vested as of the date of termination. Each award will be immediately forfeited upon the termination of the participant's service to the extent it is not vested at that time. In any event, the participant must exercise options and stock appreciation rights before the specified expiration date. Upon the termination of a participant's service due to death or disability, all of the participant's unexpired and unexercised options and stock appreciation rights will be exercisable for the shorter of their remaining term or one year after termination of employment.

   If awards are forfeited or otherwise terminate for any reason before they are exercised, then the corresponding shares of common stock will again become available for awards under the 2001 Stock Incentive Plan. Similarly, if any shares of common stock are paid to us in connection with the exercise of an option or stock appreciation rights or in satisfaction of withholding taxes, those shares may again become available for awards under the 2001 Stock Incentive Plan. However, these returned shares will not be made available for incentive stock options. In no event may any one individual receive awards under the 2001 Stock Incentive Plan covering more than 2,000,000 shares of common stock in any calendar year period.

   In the event of a stock dividend, stock split, recapitalization, or other change affecting our capital structure, the compensation committee may adjust or substitute, as the case may be, the aggregate number of shares subject to the 2001 Stock Incentive Plan and the number and exercise price (if applicable) of shares subject to outstanding awards. However, fractional shares resulting from such adjustments will be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional shares as determined by the compensation committee.

Change in Control

   Upon the occurrence of a Change in Control (as defined in the 2001 Stock Incentive Plan), the compensation committee may provide for the full vesting of any awards outstanding at the time of the Change in Control. In addition, after a Change in Control the compensation committee will have the right to provide for: (1) continuation of the outstanding awards under the plan if Lante is the surviving corporation; (2) assumption of the outstanding awards under the plan by the surviving corporation; (3) substitution of equivalent awards by the surviving corporation for the outstanding awards under the plan; or (4) cancellation of the outstanding awards if the per share exercise price (if applicable) equals or exceeds the Change in Control Price (as defined in the 2001 Stock Incentive Plan) or settlement of all or part of the outstanding awards for cash in the following amount for each award: (i) the excess of the Change in Control Price over the exercise price of the award (if applicable) multiplied by (ii) the number of shares of common stock subject to the award.

Federal Income Tax Consequences

   We are advised that under the current Federal income tax laws, the income tax consequences associated with stock options, stock appreciation rights and stock awards granted under the 2001 Stock Incentive Plan are summarized as follows:

 Non-Qualified Stock Options

   Participant. Generally, a participant receiving a non-qualified stock option does not realize any taxable income for Federal income tax purposes at the time of grant. Upon exercise of such option, the excess of the fair market value of the shares of common stock subject to the non-qualified stock option on the date of exercise over the exercise price will generally be taxable to the participant as ordinary income. The participant will have a capital gain (or loss) upon the subsequent sale of the shares of common stock received upon exercise of the option in an amount equal to the sale price reduced by the fair market value of the shares of common stock on the date the option was exercised. The holding period for purposes of determining whether the capital gain (or loss) is a long-term or short-term capital gain (or loss) will generally commence on the date the non-qualified stock option is exercised.

   Lante. We generally will be entitled to a tax deduction in the same amount and in the same year in which the participant recognizes ordinary income resulting from the exercise of a non-qualified stock option.

 Incentive Stock Options

   Participant. Generally, a participant will not realize any taxable income for Federal income tax purposes at the time an incentive stock option is granted. Upon exercise of the incentive stock option, the participant will generally incur no income tax liability (other than pursuant to the alternative minimum tax, if applicable), unless the participant has left our employ more than three months before exercising the option. If the participant transfers shares of common stock received upon the exercise of an incentive stock option within a period of two years from the date of grant of such incentive stock option or one year from the date of receipt of the shares of common stock (the "Holding Period"), then, in general, the participant will have taxable ordinary income in the year in which the transfer occurs in an amount equal to the excess of the fair market value on the date of exercise over the exercise price. However, if the sale price is less than the fair market value of such shares on the date of exercise, the ordinary income will not be more than the difference between the sale price and the exercise price. The participant will have long-term or short-term capital gain (or loss) in an amount equal to the amount by which the amount received for such common stock exceeds (or is less than) the participant's tax basis in the common stock as increased by the amount of any ordinary income recognized as a result of the disqualifying disposition, if any. If the participant transfers the shares of common stock after the expiration of the Holding Period, he or she will recognize capital gain (or loss) equal to the difference between the sale price and the exercise price.

   Lante. We are not entitled to a tax deduction upon grant, exercise or subsequent transfer of shares of common stock acquired upon exercise of an incentive stock option, provided that the participant holds the shares received upon the exercise of such option for the Holding Period. If the participant transfers the common stock acquired upon the exercise of an incentive stock option prior to the end of the Holding Period, we are generally entitled to a deduction at the time the participant recognizes ordinary income in an amount equal to the amount of ordinary income recognized by such participant as a result of such transfer.

 Stock Appreciation Rights

   Participant. Generally, a participant receiving a stock appreciation right does not realize any taxable income for Federal income tax purposes at the time of grant. Upon the exercise of a stock appreciation right, the participant will generally recognize ordinary income in an amount equal to the amount of cash or the fair market value of the common stock distributed to the participant. The participant will have a capital gain (or loss) upon a subsequent sale of shares of common stock received in an amount equal to the sale price reduced by the fair market value of the shares of common stock on the date the stock appreciation right was exercised. The holding period for purposes of determining whether the capital gain (or loss) is a long-term or short-term capital gain (or loss) will generally commence on the date the stock appreciation right is exercised.

   Lante. We generally will be entitled to a tax deduction in the same amount and in the same year in which the participant recognizes ordinary income resulting from the exercise of stock appreciation rights.

 Stock Awards

   Participant. Generally, a participant receiving a stock award will recognize taxable income at the time of grant of a stock award of unrestricted shares. The taxable income will be equal to the excess of the fair market value of the unrestricted shares on the grant date over any amount the participant pays for the unrestricted shares.

   Generally, a participant will not recognize taxable income at the time of grant of a stock award of restricted shares. However, a participant may make an election under section 83(b) of the Internal Revenue Code of 1986, as amended (Section 83(b)) to be taxed at the time of the stock award.

   If a participant does not elect under Section 83(b) to recognize income at the time of the stock award, the participant will recognize taxable income at the time of vesting. The taxable income will be equal to the excess of the fair market value of the restricted shares at the time the shares vest over any amount the participant paid for the restricted shares.

   A participant may elect under Section 83(b) to include as ordinary income in the year of the stock award an amount equal to the excess of the fair market value of the shares on the transfer date over any purchase price paid for the shares. The fair market value of the shares will be determined as if the shares were not subject to forfeiture. If a participant makes the Section 83(b) election, the participant will not recognize any additional income when the shares vest. Any appreciation in the value of the restricted shares after the award is not taxed as compensation, but instead as a capital gain when the restricted shares are sold or transferred. If the participant makes a Section 83(b) election and the restricted shares are later forfeited, the participant is not entitled to a tax deduction or a refund of the tax already paid.

   The Section 83(b) election must be filed with the IRS within 30 days following the date the shares are awarded to a participant. The 83(b) election generally is not revocable and cannot be made after the 30-day period has expired. Dividends received on restricted shares subject to a Section 83(b) election are taxed as dividends instead of compensation.

   Lante. We generally will be entitled to an income tax deduction equal to the amount of ordinary income a participant recognizes in connection with a stock award. The deduction will generally be allowed for the taxable year in which the participant recognizes such ordinary income.

 Section 162(m)

   Section 162(m) of the Internal Revenue Code of 1986, as amended (Section 162(m)), provides that any compensation paid to a "covered employee" within the meaning of Section 162(m) which is in excess of $1,000,000 cannot be deducted by the Company for Federal income tax purposes unless, in general,
(1) such compensation constitutes "qualified performance-based compensation" satisfying the requirements of Section 162(m) and (2) the plan or agreement providing for such performance-based compensation has been approved by stockholders. In an effort to facilitate our ability to deduct for tax purposes any compensation of a "covered employee" arising from awards granted under the 2001 Stock Incentive Plan (including from the exercise of stock options), the Board of Directors is submitting the 2001 Stock Incentive Plan to our stockholders for approval. The Board believes the approval by our stockholders of the 2001 Stock Incentive Plan is in the best interests of Lante and its stockholders.

   The Board of Directors recommends that the stockholders vote FOR the approval of the 2001 Stock Incentive Plan.

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

   The audit committee assists in the oversight of Lante's financial reporting and accounting processes and internal controls, the performance and independence of Lante's auditors and related matters. The committee operates under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Appendix B. Each member of the audit committee is "independent" for purposes of the Nasdaq National Market listing standards.

   This year, the committee reviewed Lante's 2000 audited financial statements and met with both management and Lante's independent auditors, PricewaterhouseCoopers LLP, to discuss those financial statements. These meetings included sessions at which management was not present. We discussed with PricewaterhouseCoopers LLP the results of its audit and examination of Lante's consolidated financial statements, its evaluation of the company's internal controls and the overall assessment of the quality of Lante's financial accounting and reporting functions. We also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61. PricewaterhouseCoopers LLP also provided to the committee the written disclosures and the letter required by the Independent Standards Board Standard No. 1. The committee discussed with PricewaterhouseCoopers LLP these materials and the firm's independence from Lante.

   Based on these discussions and review, we recommended that the Board of Directors include Lante's audited consolidated financial statements in its Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission.

                            AUDIT COMMITTEE MEMBERS

                            Paul Yovovich, Chairman
                                 Paul Carbery
                                  John Landry

   It is expected that representatives of PricewaterhouseCoopers LLP will be present at the meeting and will be available to respond to questions. Representatives of PricewaterhouseCoopers LLP will be given an opportunity to make a statement if they desire to do so.

   Audit Fees--We have been billed a total of approximately $165,000 by PricewaterhouseCoopers LLP, our independent auditors, for professional services rendered in connection with the audit of our consolidated financial statements for the fiscal year ended December 31, 2000, its review of unaudited interim financial statements included in the each of our Forms 10-Qs filed during the last fiscal year and accounting consultations regarding generally accepted accounting principals.

   Financial Information Systems Design and Implementation Fees--We have not incurred any fees in connection with financial information systems design and implementation during the fiscal year ended December 31, 2000 with PricerwaterhouseCoopers LLP.

   All Other Fees--We have been billed a total of approximately $509,000 for all other services rendered by PricewaterhouseCoopers LLP that are not set forth above.

                            ADDITIONAL INFORMATION

   Our 2000 annual report to stockholders that we have enclosed with this proxy statement contains our Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed with the SEC. Upon the written request of any person who is a stockholder as of the record date and payment of a reasonable fee which will not exceed our reasonable expenses in providing them, we will provide copies of the exhibits to the Form 10-K. Requests for such materials should be directed to Lante Corporation, 161 North Clark Street, Suite 4900, Chicago, Illinois 60601, Attention Todd Kobayashi.

                                          By order of the Board of Directors

                                          /s/ Mark Tebbe
                                          Mark Tebbe
                                          Secretary

Chicago, Illinois
May 4, 2001

                                  APPENDIX A

                               LANTE CORPORATION

                           2001 STOCK INCENTIVE PLAN

1. Purpose

   The purpose of the Plan is to reward and motivate Employees, Directors and Advisors to put forth maximum efforts toward the continued growth, profitability and success of the Company and its Subsidiaries by providing incentives to such persons through the ownership of Common Stock. Toward this objective, the Committee may grant Awards to Employees, Directors and Advisors on the terms and subject to the conditions set forth in the Plan. The Plan is adopted as of March 19, 2001, subject to the approval by the Company's stockholders within twelve (12) months after such adoption date. Unless the Plan is discontinued earlier by the Board as provided herein, no Award shall be granted hereunder on or after the date ten (10) years after the Effective Date.

2. Definitions

   As used in this Plan, the following definitions shall apply:

     2.1. "Advisor" means any advisor or consultant who renders bona fide services to the Company or a Subsidiary.

     2.2. "Award" means a Stock Appreciation Right, Stock Option or Stock
  Award.

     2.3. "Board" means the Board of Directors of the Company.

     2.4. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     2.5. "Commission" means the Securities and Exchange Commission or any successor agency.

     2.6. "Committee" means the Board, or a committee of Directors, Employees, shareholders or Advisors designated by the Board, which is authorized to administer the Plan under Section 3 hereof. With respect to Stock Options granted at the time the Company is publicly held, if any, insofar as the Committee is responsible for granting Stock Options to Participants hereunder, it shall consist solely of two (2) or more directors, each of whom is a "Non-Employee Director" within the meaning of Rule 16b-3 as promulgated under the Exchange Act and each of whom is also an "outside director" under Section 162(m) of the Code.

     2.7. "Common Stock" means shares of common stock of the Company.

     2.8. "Corporate Transaction" means the approval by the stockholders of the Company of a reorganization, merger, consolidation, or sale or other disposition of all or substantially all of the assets of the Company.

     2.9. "Company" means Lante Corporation, a Delaware corporation, and any successor entity.

     2.10. "Director" means a member of the Board.

     2.11. "Disability" means the inability of a Participant to perform his normal duties as a full time Employee, or as a Director or Advisor, for a continuous period of ninety (90) days by reason of physical or mental illness or incapacity. If there is any dispute as to whether the termination of the Participant's employment or service was due to his physical or mental illness or incapacity, such question shall be submitted to a licensed physician for the purpose of making such determination. An examination of the Participant shall be made within thirty (30) days after written notice by the Committee or the Participant by a licensed physician selected by the Committee. The Participant shall submit to such examination and provide such information as such physician may request and the determination of such physician as to the question of the Participant's physical or mental condition shall be binding and conclusive on all parties concerned for purposes of this Plan. The disability shall be deemed to be continuing unless the Participant performs his regular duties as an Employee, Director or Advisor for a continuous period of ninety (90) days.

     2.12. "Effective Date" means March 19, 2001.

     2.13. "Employee" means an employee of the Company or a Subsidiary.

     2.14. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

     2.15. "Fair Market Value" means, as of any given date, the fair market value of the Stock as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value per share shall be the closing sales price per share of the Common Stock on Nasdaq (or the principal stock exchange or market on which the Common Stock is then traded) on the date as of which such value is being determined or the last previous day on which a sale was reported.

     2.16. "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

     2.17. "Nasdaq" means The Nasdaq Stock Market, including the Nasdaq National Market and the Nasdaq SmallCap Market.

     2.18. "Non-Employee Director" means a Director who is not an officer or employee of the Company.

     2.19. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     2.20. "Participant" means any individual to whom an Award has been granted by the Committee under this Plan.

     2.21. "Plan" means the Lante Corporation 2001 Stock Incentive Plan, as amended from time to time.

     2.22. "Representative" means (i) the person or entity acting as the executor or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had his or her primary residence at the date of the Participant's death; (ii) the person or entity acting as the guardian or temporary guardian of a Participant; (iii) the person or entity which is the beneficiary of the Participant upon or following the Participant's death; or (iv) any person to whom a Stock Option has been transferred with the permission of the Committee or by operation of law; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Committee.

     2.23. "Stock Appreciation Right" means a right granted under Section 8.

     2.24. "Stock Award" means an Award, other than a Stock Option or Stock Appreciation Right, made in Common Stock or denominated in shares of Common Stock.

     2.25. "Stock Option" means any form of stock option granted under the Plan to a Participant by the Committee pursuant to the terms, conditions, restrictions, and/or limitations, if any, as the Committee may establish.

     2.26. "Subsidiary" means any company during any period in which it is a "subsidiary corporation" (as such term is defined in Section 424(f) of the Code) with respect to the Company.

     2.27. "Tebbe Family" means Mark A. Tebbe, his spouse, heirs and any group (within the meaning of Section 13(d)(3) of the Exchange Act) of which any of the foregoing persons is a member for purposes of holding, acquiring or disposing of securities of the Company, any trust established by or for the benefit of any of the foregoing to which Mark A. Tebbe has consented and any other entity controlled by or for the benefit of any of the foregoing to which Mark A. Tebbe has consented.

     2.28. "Ten Percent Holder" means an individual who owns, or is deemed to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary corporation of the Company, determined pursuant to the rules applicable to
  Section 422(b)(6) of the Code.

In addition, certain other terms used herein have the definitions given to them in the first places in which they are used.

3. Administration

   The Plan shall be administered by the Committee. The Committee shall have the authority to: (a) interpret the Plan; (b) establish such rules and regulations as it deems necessary for the proper operations and administration of the Plan; (c) select Employees, Directors and Advisors to receive Awards under the Plan; (d) determine the form of an Award, the number of shares subject to the Award, all the terms, conditions, restrictions and/or limitations, if any, of an Award, including the time and conditions of exercise (if applicable) or vesting; (e) grant waivers of Plan terms, conditions, restrictions, and limitations; (f) accelerate the vesting or exercise of an Award; (g) amend or terminate an Award or this Plan in accordance with the terms hereof; and (h) take any and all other action it deems necessary or advisable for the proper operation or administration of the Plan. All determinations of the Committee shall be made by a majority of its members, and its determinations shall be final, binding and conclusive. The Committee, in its discretion, may delegate its authority and duties under the Plan to any of the Company's Directors, Employees, shareholders or Advisors under such conditions or limitations as the Committee may establish.

4. Eligibility

   Any Employee, Director or Advisor is eligible to become a Participant of the Plan.

5. Shares Available

   The maximum number of shares of Common Stock which shall be available for grant of Awards under the Plan shall not exceed 8,000,000 (such amount being subject to adjustment as provided in Section 11); provided, however, that as of January 1 of each year, commencing with the year 2002, the maximum number of shares of Common Stock which may be delivered under the Plan shall automatically increase by a number equal to the lesser of (i) 8% of the total number of shares of Common Stock outstanding as of the last day of the prior calendar year, assuming for this purpose the conversion into Common Stock of all outstanding securities that are convertible by their terms (directly or indirectly) into Common Stock, or (ii) 4,000,000 shares. Any shares of Common Stock related to Awards which (a) terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares, or (b) are settled in cash in lieu of Common Stock shall be available again for grant under the Plan.

   Subject to adjustment as provided in Section 11, the maximum number of shares of Common Stock that may be issued by Stock Options intended to be Incentive Stock Options shall be 8,000,000 shares.

   Subject to adjustment as provided in Section 11, the maximum number of shares of Common Stock that may be covered by Awards, in the aggregate, granted to any one Participant during any calendar year shall be 2,000,000 shares.

6. Participation

   The Committee shall select, from time to time, Participants from those Employees, Directors and Advisors who, in the opinion of the Committee, can further the Plan's purposes. Once a Participant is so selected, the Committee shall determine the terms, conditions, restrictions and/or limitations, if any, applicable to the Awards in addition to those set forth in this Plan and the administrative rules and regulations issued by the Committee.

7. Stock Options

   (a) Grants. Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Non-Qualified Stock Options and Incentive Stock Options. Any Stock Option granted under the Plan shall be in such form as determined by the Committee in its sole discretion, subject to the limitations set forth herein. Incentive Stock Options may be granted only to employees of the Company and its Subsidiaries. To the extent that any Stock Option is not designated as an Incentive Stock Option or, even if so designated, does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option. Incentive Stock Options may be granted only within 10 years from the date the Plan is adopted, or the date the Plan is approved by the Company's stockholders, whichever is earlier. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Non-Qualified Stock Option.

   (b) Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

   (c) Terms and Conditions of Stock Options. A Stock Option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee. The price at which a share of Common Stock may be purchased upon exercise of a Stock Option shall be established by the Committee. However, no Incentive Stock Option shall be exercisable more than ten (10) years (or five years in the case of an individual who is a Ten Percent Holder) after the date the Incentive Stock Option is granted.

   (d) Additional Terms and Conditions. The Committee may establish such other terms, conditions, restrictions and/or limitations, if any, of any Stock Option, provided they are not inconsistent with the Plan.

   (e) Exercise Payment. The option price of any Stock Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, unless otherwise provided in the applicable option agreement, by one or more of the following: (i) in the form of Common Stock already owned by the Participant for a period of at least six months based in any such instance on the Fair Market Value of the Common Stock on the date the Stock Option is exercised; (ii) by certifying to the satisfaction of the Committee ownership of shares of Common Stock owned by the Participant for a period of at least six months for later delivery to the Company as specified by the Company; (iii) by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; or (iv) by any combination of cash and/or any one or more of the methods specified in clauses (i), (ii) and (iii). Notwithstanding the foregoing, a form of payment shall not be permitted to the extent it would cause the Company to recognize a compensation expense (or additional compensation expense) with respect to the Stock Option for financial reporting purposes.

   (f) If the Stock Option is intended to qualify as an Incentive Stock Option, the exercise price per share shall be not less than the Fair Market Value per share on the date the Stock Option is granted, or if granted to an individual who is a Ten Percent Holder, not less than 110% of such Fair Market Value per share.

   (g) Early Exercise. The Committee may permit a Director or Advisor to exercise a Stock Option, on terms acceptable to the Committee, prior to vesting of the Stock Option and/or prior to the lapse of restrictions on the exercisability of the Stock Option; provided, however, the stock so issuable in respect thereof shall remain subject to such vesting requirements and/or restrictions and shall be forfeited if the stock does not vest or if the restrictions do not lapse; provided, further, such early exercise of Stock Options will generally only be permitted by the Committee (a) at the time of the grant of the Stock Option or if the Company will not otherwise be required to recognize a compensation expense for financial reporting purposes as a result of such early exercise and (b) the Director or Advisor commits to make an election under Section 83(b) of the Code within 30 days of exercise of the Stock Option.

   (h) Transferability of Stock Options. An Incentive Stock Option shall not be transferable except by will or the laws of descent and distribution. A Stock Option shall be exercisable, during the Participant's lifetime, only by the Participant or by the guardian or legal representative of the Participant, it being understood that the terms "holder" and "Participant" include the guardian and legal representative of the Participant named in the applicable option agreement and any person to whom the Stock Option is transferred as permitted hereunder or in the applicable option agreement.

8. Stock Appreciation Rights

   Stock Appreciation Rights may be granted either on a stand-alone basis or in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable as determined by the Committee, or, if granted in conjunction with all or part of any Stock Option, upon the termination or exercise of the related Stock Option.

   A Stock Appreciation Right may be exercised by a Participant as determined by the Committee in accordance with this Section 8, and, if granted in conjunction with all or part of any Stock Option, by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 8. Stock Options which have been so surrendered, if any, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

   Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

     (i) Stock Appreciation Rights granted on a stand-alone basis shall be exercisable only at such time or times and to such extent as determined by the Committee. Stock Appreciation Rights granted in conjunction with all or part of any Stock Option shall be exercisable only at the time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 7 and this Section 8.

     (ii) Upon the exercise of a Stock Appreciation Right, a Participant shall be entitled to receive an amount in cash, shares of Common Stock or both, which in the aggregate are equal in value to the excess of the Fair Market Value of one share of Common Stock over (i) such value per share of Common Stock as shall be determined by the Committee at the time of grant (if the Stock Appreciation Right is granted on a stand-alone basis) or (ii) the exercise price per share specified in the related Stock Option (if the Stock Appreciation Right is granted in conjunction with all or part of any Stock Option), multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

     (iii) A Stock Appreciation Right shall be transferable only to, and shall be exercisable only by, such persons permitted in the applicable Award agreement or as otherwise authorized by the Committee.

9. Stock Awards

   Stock Awards may be directly issued under the Plan, subject to such terms, conditions, performance requirements, restrictions, forfeiture provisions, contingencies and limitations as the Committee shall determine. Stock Awards may be issued which are fully and immediately vested upon issuance or which vest in one or more installments over the Participant's period of employment or other service to the Company or upon the attainment of specified performance objectives, or the Company may issue Stock Awards which entitle the Participant to receive a specified number of vested shares of Common Stock upon the attainment of one or more performance goals or service requirements established by the Committee.

   Shares representing a Stock Award shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more certificates (which may bear appropriate legends referring to the terms, conditions and restrictions applicable to such Award). The Committee may require that any such certificates be held in custody by the Company until any restrictions thereon shall have lapsed and that the Participant deliver a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

   A Stock Award may be issued in exchange for any consideration which the Committee may deem appropriate in each individual instance, including, without limitation:

     (i) cash or cash equivalents;

     (ii) past services rendered to the Company or any Subsidiary; or

     (iii) future services to be rendered to the Company or any Subsidiary (provided that, in such case, the par value of the stock subject to such Stock Award shall be paid in cash or cash equivalents, unless the Committee provides otherwise).

   A Stock Award that is subject to restrictions on transfer and/or forfeiture provisions may be referred to as an award of "Restricted Stock" or "Restricted Stock Units."

10. Nonassignability

   Unless otherwise set forth in the form of Award or authorized by the Committee, no Award shall be subject in any manner to alienation, anticipation, sale, transfer (except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code), assignment, pledge, or encumbrance, and during the lifetime of the Participant, only the Participant may exercise rights under the Plan. Following the death of the Participant, such individual, trust or estate who or which by designation of the Participant or operation of law succeeds to the rights of the Participant under the Plan upon the Participant's death, may exercise the Participant's rights to the extent they are exercisable under the Plan following the death of the Participant. All beneficiary designations shall be made in such form and subject to such limitations as may from time to time be acceptable to the Committee and delivered to and accepted by the Committee.

11. Adjustment Provisions

   In the event of any Company stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, partial or complete liquidation, or any other corporate transaction, Company share offering or other event involving the Company and having an effect similar to any of the foregoing, the Committee may make such substitution or adjustments in the (i) number and kind of shares that may be delivered under the Plan, (ii) number and kind of shares subject to outstanding Awards, (iii) exercise price of outstanding Stock Options and Stock Appreciation Rights and (iv) other characteristics or terms of the Awards as it may determine appropriate in its sole discretion to equitably reflect such corporate transaction, share offering or other event; provided, however, that any fractional shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional share as shall reasonably be determined by the Committee.

12. Change in Control Provisions

   (a) Impact of Event.

     (i) Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control, the Committee shall have authority, in its sole discretion, to provide:

       (A) for the full vesting of any Awards outstanding as of the date such Change in Control is determined to have occurred and not then vested and exercisable, if applicable (except to the extent such vesting is prohibited by Section 21(e), in which case the portion of the Award for which vesting does not occur under this Section 12(a)(i)(A) shall vest pursuant to the terms of the Award as if the Change in Control had not occurred); and

       (B) for the termination of all outstanding repurchase rights of the Company with respect to any outstanding Awards.

     (ii) Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control, the Committee shall, in its sole discretion, provide for one of the following:

       (A) The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

       (B) The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

       (C) The substitution by the surviving corporation or its parent or subsidiary of equivalent awards for the outstanding Awards; or

       (D) Settlement of each share of Common Stock subject to an outstanding Award for the Change in Control Price (less, to the extent applicable, the per share exercise price), or, if the per share exercise price equals or exceeds the Change in Control Price, the outstanding Award shall terminate and be canceled.

   (b) Definition of Change in Control. For purposes of the Plan, a "Change in Control" shall be deemed to have occurred on the first to occur of any of the following events:

     (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or
  (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control of the
  Company: (1) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company),
  (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (4) any acquisition by a lender of the Company pursuant to a debt restructuring of the Company, (5) any acquisition by a member or members of the Tebbe Family, or (6) any acquisition by any Person pursuant to a transaction in which the conditions described in clauses (A), (B) and (C) of subsection (iii) of this Section 12(b) are satisfied; or

     (ii) Individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 12(b), that any individual becoming a member of the Board subsequent to the date hereof, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

     (iii) The approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (A) more than fifty percent (50%) of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the

  Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning immediately prior to such reorganization, merger or consolidation, directly or indirectly, twenty-five percent (25%) or more of the Outstanding Company Common Stock or Outstanding Voting Securities, as the case may be) beneficially owns, directly or indirectly, twenty-five percent (25%) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board of the Company at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

     (iv) The approval by the stockholders of the Company of the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, (A) more than fifty percent (50%) of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding the Company, any employee benefit plan (or related trust) of the Company or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, twenty-five percent (25%) or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, twenty-five percent (25%) or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (3) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board of the Company at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

   (c) Change in Control Price. For purposes of the Plan, "Change in Control Price" means the higher of (i) the highest reported sales price, regular way, of a share of Common Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national securities exchange on which such shares are listed or on Nasdaq, as applicable, during the 60-day period prior to and including the date of a Change in Control, and (ii) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Common Stock paid in such tender or exchange offer or Corporate Transaction. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Board.

13. Withholding Taxes

   The Company shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, or from the Participant's gross pay, the amount of all applicable income and employment taxes required by law to be withheld with respect to the Plan or transactions in Common Stock or Awards, or may require the Participant to pay to the Company such tax prior to and as a condition of the making of any payment or delivery under the Plan. If Common Stock is used to satisfy tax withholding, such stock shall be valued based on the Fair Market Value thereof when the tax withholding is required to be made.

14. Amendments to Awards

   The Committee may at any time unilaterally amend, any unexercised Award, whether vested or unvested, earned or unearned, and/or substitute another Award of the same or different type, to the extent it deems appropriate; provided, however, that any amendment to an outstanding Award which, in the opinion of the Committee, is materially adverse to the Participant, shall require the Participant's consent.

15. Regulatory Approvals

   Notwithstanding anything contained in this Plan or any Award to the contrary, a Stock Option shall not be exercisable, and the Company shall have no obligation to issue or deliver certificates of Common Stock in respect thereof, prior to (a) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, and (b) the completion of any registration or other qualification of the offer and sale of the Common Stock under any state or federal law or ruling of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

16. No Rights to Continued Service or Grants

   Participation in the Plan shall not give any Employee, Director or Advisor any right to remain in the service of the Company or any Subsidiary. The Company or Subsidiary reserves the right to terminate the services of any Employee, Director or Advisor, as the case may be, at any time. Further, the adoption of this Plan shall not be deemed to give any Employee, Director or Advisor or any other individual any right to be selected as a Participant or to be granted an Award.

17. Amendment

   The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would adversely affect the rights of a Participant under an Award theretofore granted without the Participant's consent, except such an amendment (i) made to avoid an expense charge to the Company or a Subsidiary, or (ii) made to permit the Company a deduction under the Code. No such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law, agreement or the rules of any stock exchange or market on which the Common Stock is listed.

   The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall adversely affect the rights of the holder thereof without the holder's consent.

   Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interests accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee may modify or adjust the right so that pooling of interests accounting shall be available, including the substitution of Common Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interests accounting.

18. Unfunded Status of Plan

   It is intended that this Plan be an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under this Plan to deliver Common Stock or make payments, provided that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of this Plan.

19. Governing Law

   The Plan, all Awards, agreements and actions hereunder, shall be governed by, and construed in accordance with, the laws of the State of Delaware (other than its law respecting choice of law).

20. No Right, Title, or Interest in Company Assets

   No Participant shall have any right in any fund or in any specific asset of the Company by reason of being a Participant under this Plan, nor any rights as a shareholder as a result of participation in the Plan until the date of issuance of a stock certificate in his name. To the extent any person acquires a right to receive payments from the Company under this Plan, such rights shall be no greater than the rights of an unsecured creditor of the Company.

21. Miscellaneous

   (a) The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

   (b) All certificates for shares of Common Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange or market on which the Common Stock is then listed and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

   (c) Nothing contained in the Plan shall prevent the Company from adopting other or additional compensation arrangements for its employees.

   (d) Any amounts owed to the Company by the Participant of whatever nature may be offset by the Company from the value of any shares of Common Stock, cash or other thing of value under this Plan or an Agreement to be transferred to the Participant, and no shares of Common Stock, cash or other thing of value under this Plan or an Agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or a Subsidiary.

   (e) If any payment or right accruing to a Participant under this Plan (without the application of this Section 21), either alone or together with other payments or rights accruing to the Participant from the Company or a Subsidiary ("Total Payments") would constitute a "parachute payment" (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under this Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code; provided, however, that the foregoing shall not apply to the extent provided otherwise in an award or in the event the Participant is party to an agreement with the Company or a Subsidiary that explicitly provides for an alternate treatment of payments or rights that would constitute "parachute payments." The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Committee in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Committee in making such determination and providing the necessary information for this purpose. The foregoing provisions of this Section 21 shall apply with respect to any person only if, after reduction for any applicable Federal excise tax imposed by Section 4999 of the Code and Federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of this Plan and after reduction for only Federal income taxes.

   (f) The headings contained in this Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

   (g) If any provision of this Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not effect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

   (h) This Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant's heirs, legal representatives and successors.

   (i) This Plan and each agreement granting an Award constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between this Plan and such agreement, the terms and conditions of the Plan shall control.

   (j) In the event there is an effective registration statement under the Securities Act pursuant to which shares of Common Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares of Common Stock received, directly or indirectly, pursuant to the exercise or settlement of an Award.

   (k) None of the Company, a Subsidiary or the Committee shall have any duty or obligation to disclose affirmatively to a record or beneficial holder of Common Stock or an Award, and such holder shall have no right to be advised of, any material information regarding the Company at any time prior to, upon or in connection with receipt of an Award or the exercise of a Stock Option or Stock Appreciation Right or the Company's purchase of Common Stock or an Award from such holder in accordance with the terms hereof.

                                  APPENDIX B

                            AUDIT COMMITTEE CHARTER

A. Composition

   The Audit Committee (the "Committee") of the Board of Directors (the "Board of Directors" or "Board") of Lante Corporation, a Delaware corporation (the "Company"), shall consist of at least three (3) independent, non-employee directors, free from any relationships that would interfere with their exercise of independent judgment as members of the Committee, who shall serve at the pleasure of the Board of Directors. Each Committee member shall have a working familiarity with basic finance and accounting practices and be able to read and understand fundamental financial statements, including the Company's balance sheet, statements of operations and cash flows. In addition, at least one member of the Committee shall have accounting or related financial management expertise consisting of employment experience in finance or accounting, requisite professional certification in accounting or other comparable experience or background. Committee members shall be selected for their competence and ability to add substance to the Committee's deliberations. Committee members and the Committee Chairman shall be designated by the full Board of Directors upon the recommendation of the Chairman of the Board. The duties and responsibilities of a member of the Committee shall be in addition to such member's duties as a member of the Board of Directors.

B. Responsibilities

   The Committee shall provide assistance to the members of the Board of Directors in fulfilling their responsibilities to the stockholders, potential stockholders and investment community relating to (i) the quality and integrity of the Company's financial statements and other financial reports;
(ii) the Company's systems of internal controls regarding finance and accounting; and (iii) the Company's auditing, accounting and financial reporting processes generally. In so doing, it shall be the responsibility of the Committee to serve as an independent and objective party to monitor the Company's financial reporting process and internal control system. Additionally, the Committee shall maintain free and open means of communication between the members of the Board, the Company's independent public accountants who audit the Company's financial statements (the "Auditors"), the internal auditors and the financial management of the Company. The Committee, as representative of the stockholders, shall have unlimited authority and responsibility to select, evaluate and, where appropriate, replace the Auditors, who are ultimately accountable to the Board of Directors.

C. Duties and Functions

   The Committee shall:

     1. Recommend to the Board of Directors the selection of the Auditors, considering independence and effectiveness. On an annual basis, the Committee shall review and discuss with the Auditors all significant relationships the Auditors have with the Company to oversee the Auditors' independence. The Committee shall receive from the Auditors a written statement delineating all relationships affecting objectivity and independence between the Auditors and the Company.

     2. Review the performance of the Auditors and approve any proposed discharge of the Auditors when circumstances warrant.

     3. Following completion of the annual audit, review separately with management and the Auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     4. Review any significant disagreements between management and the Auditors in connection with the preparation of the Company's financial statements.

     5. Review with the Auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

     6. Inquire of management and the Auditors about significant risks or exposures and assess the steps management has taken to minimize such risks.

     7. Review with management and the Auditors their qualitative judgments about the appropriateness of the Company's accounting principles and financial disclosure practices used or proposed and the appropriateness of significant management judgments.

     8. Review with the Auditors and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company, elicit any recommendations for the improvement of such internal control procedures and discuss particular areas in which new or more detailed controls or procedures are desirable. Particular emphasis shall be given to the adequacy of such internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

     9. Review periodically, with the Company's general counsel, legal and regulatory matters that may have a material impact on the Company's financial statements.

     10. Review the Company's annual financial statements and opinion rendered by the Auditors prior to the filing of the Company's annual report on Form 10-K.

     11. Review with the Auditors and representatives of financial management, in person or by telephone conference call, the results of the Auditors' financial review, including the various significant accounting and reporting matters, prior to any public announcement of financial results. The Chairman of the Committee or other Committee member designated by the Committee may represent the entire Committee for this purpose.

     12. Review the Company's filings with the Securities and Exchange Commission containing the Company's financial statements, including, without limitation, the Company's quarterly reports on Form 10-Q, prior to the filing thereof. The Chairman of the Committee or other Committee member designated by the Committee may represent the entire Committee for this purpose.

     13. Provide any audit committee reports or other audit committee-related disclosure, in filings with the Securities and Exchange Commission or otherwise, required by applicable securities laws, rules and regulations or by the rules of any securities exchange or market on which securities of the Company are listed.

     14. Have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants or others to assist in the conduct of any investigation.

     15. Perform such other functions as assigned by law, the Company's certificate of incorporation or bylaws, or the Board of Directors.

     16. Review this charter periodically, at least annually, and update as conditions dictate.

D. Meetings

   The Committee shall meet at least four (4) times annually, or more frequently as the Chairman of the Committee deems necessary or as circumstances require. Members of senior management, the Auditors or others may attend meetings of the Committee at the invitation of the Committee and shall provide pertinent information as necessary. The Committee shall meet with the Auditors and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee.

E. Communication with the Board of Directors

   The Committee shall, after each meeting, report its activities, findings and conclusions to the full Board of Directors and shall ensure that the full Board is fully informed of the Company's accounting policies and related issues.

February 25, 2000

                               LANTE CORPORATION
                      161 North Clark Street, Suite 4900
                            Chicago, Illinois 60601

                 PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 24, 2001

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) hereby appoints C. Rudy Puryear, William Davis and Scott Smaller and each of them, proxies for the undersigned, with full power of substitution, to represent and to vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Lante Corporation to be held at LaSalle Bank N.A., 43rd Floor, 135 South LaSalle Street, Chicago, Illinois, on Thursday, May 24, 2001, at 3:00 p.m., Chicago time, and at any adjournments thereof, upon the matters as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged. The undersigned stockholder hereby revokes any proxy or proxies previously executed for such matters.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

If voting by proxy, you may vote by mail or by Internet. See instructions below for Internet voting.

If you decide to vote using this proxy card, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


           (continued, and to be signed and dated, on reverse side)  See Reverse
                                                                        Side



[CONTROL NUMBER]

                             FOLD AND DETACH HERE
--------------------------------------------------------------------------------

If you decide to vote via the Internet, your Internet vote is quick, convenient and your vote is immediately submitted. Just follow these easy steps:

1. Read the accompanying Proxy Statement and Annual Report.
2. Visit our Internet voting site at www.proxyvote.com, enter the information requested on the computer screen, including your 6-digit control number located above, and follow the instructions on the screen.

YOUR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES TO THE SAME EXTENT AS IF YOU MARKED, SIGNED, DATED AND RETURNED THE PROXY CARD. IF YOU VOTE BY INTERNET, PLEASE DO NOT RETURN YOUR PROXY CARD BY MAIL UNLESS YOU INTEND TO MODIFY YOUR INTERNET VOTE BY MAILING IN A LATER DATED PROXY CARD.

  PLEASE MARK VOTE IN SQUARE IN THE FOLLOWING MANNER USING DARK INK ONLY. [x]

The Board of Directors unanimously recommends that you vote FOR all listed proposals.

1. Election of Class I Directors.                  Withhold authority to vote                     For all nominees listed
    For all nominees listed below [ ]               for all nominees listed below [ ]              except as marked below  [ ]

(Instruction: to withhold authority to vote for any individual nominee, strike a line through the nominee's name below)

        Paul Carbery                    John Kraft                   John Oltman

2. Proposal to approve and adopt the Lante Corporation 2001 Stock Incentive  Plan.     For [ ]  Against [ ]  Abstain [ ]

3. Each of the persons named as proxies herein are authorized, in such person's discretion, to vote upon such other matters as may properly come before the Annual Meeting, or any adjournments thereof.

                                         Date ______________, 2001


                                         Signature

                                         _______________________________________

                                         Signature (if held jointly)

Please date this Proxy and sign it exactly as your name(s) appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, guardian or other fiduciary, please indicate your capacity. If you sign for a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If you sign for a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership.

                             FOLD AND DETACH HERE
--------------------------------------------------------------------------------

PLEASE VOTE, SIGN EXACTLY AS NAME APPEARS ABOVE, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

ON THE REVERSE SIDE OF THIS PROXY CARD ARE INSTRUCTIONS ON HOW TO VOTE YOUR SHARES VIA THE INTERNET. PLEASE CONSIDER VOTING VIA THE INTERNET. YOUR VOTE IS RECORDED AS IF YOU MAILED IN YOUR PROXY CARD. WE BELIEVE VOTING THIS WAY IS CONVENIENT.